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                                                                   Exhibit 32.2


       CERTIFICATION BY J. HOLLY LOUX PURSUANT TO 18 U.S.C. SECTION 1350
                            18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                 SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


In connection with the Annual Report of Hanover Capital Mortgage Holdings, Inc. (the "Company") on Form 10-K for the period ended December 31, 2003, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, J. Holly Loux, Chief Financial Officer of the Company, certify pursuant to 18 U.S.C. ss.1350, as adopted pursuant to ss.906 of the Sarbanes-Oxley Act of 2002, that, to the best of my knowledge:

(1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.



                                                 /s/ J. HOLLY LOUX
                                                 -------------------------------
                                                 J. Holly Loux
                                                 Chief Financial Officer

Date: April 15, 2004